Dreyfus

Connecticut Intermediate Municipal Bond Fund

ANNUAL REPORT March 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                            Dreyfus Connecticut

                                               Intermediate Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Connecticut Intermediate Municipal Bond Fund, covering the 12-month period from April 1, 2000 through March 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Samuel Weinstock.

Municipal bonds provided attractive returns over the 12-month reporting period. Slowing economic growth and lower short-term interest rates helped boost the value of tax-exempt bonds, as did robust demand from investors fleeing the uncertainty of a falling stock market. In fact, the overall stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 21%, putting it firmly in bear market territory.

In our view, these divergent results indicate that investors who diversified their portfolios fared well compared to those who focused solely on one type of investment, such as equities. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

April 16, 2001




DISCUSSION OF FUND PERFORMANCE

Samuel Weinstock, Portfolio Manager

How did Dreyfus Connecticut Intermediate Municipal Bond Fund perform during the period?

For the 12-month period ended March 31, 2001, the fund produced a total return of 8.31% .(1) This compares to a total return of 8.65% for the Lipper Other States Intermediate Municipal Debt Funds category average during the same period.(2)

We attribute the fund' s positive performance to a favorable investment environment that was characterized by declining interest rates and robust demand for municipal bonds from investors seeking shelter from a volatile stock market. However, the fund's performance relative to our peer group was hindered by our conservative approach, including a modestly short average duration, which is a measure of sensitivity to changing interest rates.

What is the fund's investment approach?

The fund's objective is to seek as high a level of federal and Connecticut state tax-exempt income as is consistent with the preservation of capital. To pursue this goal, we have attempted to manage the portfolio with an eye toward maintaining or improving current income levels.

In pursuing this objective, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable yields over the next year or two. Second, we evaluate issuers' credit quality to find bonds that we believe provide high yields at attractive prices. Third, we look for bonds with attractively high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bonds' early redemption features, focusing on those that cannot be redeemed quickly by their issuers. Typically, the bonds we select for the portfolio will have several of these qualities.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

We also evaluate the bonds' likely performance under various market scenarios. We generally select securities that we believe are most likely to provide the best yields over an anticipated range of interest-rate levels. In other cases, we hold certain securities because of our belief that they will participate strongly in market rallies and provide protection against market declines.

What other factors influenced the fund's performance?

When the reporting period began on April 1, 2000, the U.S. economy was growing strongly, leading to inflation concerns and a 50 basis-point increase in interest rates by the Federal Reserve Board (the "Fed") in May. During the summer, however, evidence emerged that the Fed's rate hikes were having the desired effect of slowing the economy. As time went on, the economic slowdown became more pronounced. News of slower retail sales, workforce layoffs, lower stock prices and declining consumer confidence was exacerbated by the uncertainty surrounding the presidential election. As a result, tax-exempt yields declined modestly, even though the Fed did not change interest rates at its meetings during the remainder of 2000.

In January 2001, however, the Fed moved aggressively to stimulate economic growth by cutting interest rates by 50 basis points at the start of the month. This move was unusual in that it occurred between regularly scheduled meetings of the Fed's Federal Open Market Committee. As further evidence of its resolve to prevent a recession, the Fed cut interest rates twice more by 50 basis points each at its scheduled meetings at the end of January and March. Yields of tax-exempt bonds continued to move lower in this new environment.

Part of the municipal bond market's strong performance during the period was the result of surging demand as investors fled a declining stock market. At the same time, issuance of new municipal bonds in Connecticut remained light, causing
municipal    bond    yields    to    decline.

In this environment, we gradually lengthened the fund's average duration as opportunities to do so arose. As part of this process, we sold bonds that were nearing their "call dates" -- the dates on which they can be redeemed early by their issuers. When replacing these bonds, we focused primarily on income-oriented securities in the 10- to 12-year maturity range. These securities were primarily general obligation bonds issued by the state, as well as bonds backed by special taxes. We have also found what we believe to be attractive opportunities in highly rated bonds from resource recovery facilities and housing projects.

What is the fund's current strategy?

We have maintained our emphasis on generating a competitive level of income. However, the scarcity of newly issued Connecticut bonds has made it more difficult to find investments with the credit, yield, early redemption and maturity characteristics we seek. Rather than reduce or alter our high standards, we continue to search the Connecticut market for more attractive
income    opportunities.

April 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CONNECTICUT RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Connecticut Intermediate Municipal Bond Fund and the Lehman Brothers 10-Year Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 3/31/01

                                                            Inception                                                From

                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                         6/26/92            8.31%              5.19%             5.75%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND ON 6/26/92 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 6/30/92 IS USED AS THE BEGINNING VALUE ON 6/26/92. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN CONNECTICUT MUNICIPAL SECURITIES AND MAINTAINS A PORTFOLIO WITH A WEIGHTED-AVERAGE MATURITY RANGING BETWEEN 3 AND 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN CONNECTICUT MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. THESE FACTORS, COUPLED WITH THE POTENTIALLY LONGER MATURITY OF THE INDEX, CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

March 31, 2001

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS--99.1%                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT--83.5%

Bridgeport 6%, 9/1/2006 (Insured; AMBAC)                                                      1,750,000                1,931,055

State of Connecticut:

   5.80%, 11/15/2002                                                                          1,500,000                1,560,735

   5.25%, 3/15/2010                                                                           5,100,000                5,495,097

   5.375%, 12/15/2010                                                                         2,500,000                2,756,175

   5.75%, 6/15/2011                                                                              30,000                   33,799

   8.116%, 6/15/2011                                                                          1,500,000  (a,b)         1,879,950

   Clean Water Fund Revenue:

      5.40%, 4/1/2003                                                                         1,000,000                1,040,670

      5.40%, 6/1/2007                                                                         1,805,000                1,923,246

      5.125%, 7/1/2007 (Insured; MBIA)                                                        2,000,000                2,105,880

      5.75%, 12/1/2013 (Prerefunded 6/1/2004)                                                   925,000  (c)           1,005,346

   Special Tax Obligation Revenue

      (Transportation Infrastructure):

         5.60%, 9/1/2002                                                                      3,000,000                3,095,700

         5.25%, 9/1/2007                                                                      1,115,000                1,197,432

         5.25%, 9/1/2007 (Insured; MBIA)                                                      1,360,000                1,472,567

         5.375%, 9/1/2008                                                                     2,500,000                2,711,200

         5.50%, 11/1/2012                                                                     3,830,000                4,218,209

Connecticut Development Authority, Revenue:

   (Duncaster Project) 5.50%, 8/1/2011 (Insured; FGIC)                                        2,405,000                2,602,931

   First Mortgage Gross (Church Homes, Inc.)

      5.70%, 4/1/2012                                                                         1,240,000                1,125,697

Connecticut Health and Educational Facilities Authority, Revenue:

   (Greenwich Hospital) 5.75%, 7/1/2006 (Insured; MBIA)                                       1,000,000                1,091,750

   (Hospital for Special Care) 5.125%, 7/1/2007                                               2,000,000                1,953,160

   (New Haven) 6.625%, 7/1/2016                                                               2,000,000                2,079,540

   (Quinnipiac College) 6%, 7/1/2013                                                          2,445,000                2,467,054

   (Saint Marys Hospital) 6%, 7/1/2005                                                        1,070,000                1,073,381

   (Stamford Hospital) 5.20%, 7/1/2007 (Insured; MBIA)                                        2,210,000                2,363,484

   (University of Hartford):

      6.20%, 7/1/2001                                                                           750,000                  752,130

      6.25%, 7/1/2002                                                                           700,000                  709,457

      6.75%, 7/1/2012                                                                         3,500,000                3,599,470

   (University of New Haven) 6%, 7/1/2006                                                       800,000                  826,824

   (Windham Community Memorial Hospital)

      5.75%, 7/1/2011                                                                           900,000                  929,142

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Higher Education

  Supplemental Loan Authority, Revenue

  (Family Education Loan Program):

      5.70%, 11/15/2004                                                                       1,105,000                1,159,079

      5.80%, 11/15/2005                                                                       1,495,000                1,583,818

      5.90%, 11/15/2006                                                                       1,575,000                1,663,294

      5.50%, 11/15/2008                                                                       1,455,000                1,531,649

      5.60%, 11/15/2009                                                                       1,540,000                1,616,800

Connecticut Housing Finance Authority

  (Housing Mortgage Finance Program):

      5.90%, 5/15/2006                                                                          775,000                  805,147

      5.65%, 11/15/2007                                                                       1,000,000                1,031,320

      6.20%, 5/15/2012 (Insured; MBIA)                                                        1,000,000                1,044,120

      5.90%, 11/15/2015                                                                       3,500,000                3,705,555

Connecticut Regional School District Number 5

   5.40%, 1/15/2005 (Insured; MBIA)                                                             400,000                422,560

Connecticut Resource Recovery Authority, Revenue:

  (American Fuel Corp.) 6.30%, 11/15/2015

      (Guaranteed; Browning Ferris Industries Inc.)                                           6,750,000                6,787,125

   (Bridgeport Resco Co. LP Project) 5.375%, 1/1/2006                                         2,500,000                2,673,525

   (Mid-Connecticut System) 5.50%, 11/15/2012                                                 2,000,000                2,082,520

Danbury:

   5.10%, 8/15/2003                                                                             815,000                  849,067

   5.25%, 8/15/2004                                                                             815,000                  863,330

Derby:

   5.40%, 5/15/2004 (Insured; AMBAC)                                                            420,000                  445,519

   5.50%, 5/15/2005 (Insured; AMBAC)                                                            620,000                  668,558

Eastern Connecticut Resources Recovery Authority

  Solid Waste Revenue

  (Wheelabrator Lisbon Project):

      5.25%, 1/1/2006                                                                           820,000                  810,111

      5.50%, 1/1/2014                                                                         2,000,000                1,879,320

East Hampton:

   5.25%, 7/15/2004 (Insured; FGIC)                                                             300,000                  317,754

   5.40%, 7/15/2005 (Insured; FGIC)                                                             305,000                  328,583

   5.50%, 7/15/2006 (Insured; FGIC)                                                             305,000                  328,689

East Lime 5.20%, 8/1/2003                                                                       425,000                  442,557

Greenwich Housing Authority, MFHR

   (Greenwich Close) 6.25%, 9/1/2017                                                          2,000,000                1,918,740



                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Guilford 5.50%, 10/15/2002                                                                    1,000,000                1,032,170

Hamden 5.40%, 10/1/2003                                                                         425,000                  445,783

Middletown 5%, 4/15/2008                                                                      1,760,000                1,884,326

New Britain:

   5.375%, 3/1/2003 (Insured; MBIA)                                                             750,000                  777,630

   5.50%, 3/1/2004 (Insured; MBIA)                                                            1,000,000                1,054,870

New Canaan:

   5.25%, 2/1/2009                                                                              550,000                  588,786

   5.30%, 2/1/2010                                                                              650,000                  697,268

New Haven:

   6.50%, 12/1/2002                                                                           1,060,000                1,105,294

   5.25%, 8/1/2006 (Insured; FGIC)                                                            1,200,000                1,285,356

New Milford:

   5.20%, 8/1/2003                                                                              550,000                  572,721

   5.40%, 8/1/2006                                                                              380,000                  410,905

   5.50%, 8/1/2007                                                                              425,000                  464,198

Norwalk Maritime Center Authority, Revenue

   (Maritime Center Project) 5.50%, 2/1/2003                                                    670,000                  695,473

Norwich 5.75%, 9/15/2005                                                                        875,000                  951,265

South Central Connecticut Regional Water Authority,

  Water Systems Revenue

   5.50%, 8/1/2003 (Insured; FGIC)                                                            2,000,000                2,096,440

Southington:

   5.40%, 9/15/2005 (Insured; MBIA)                                                             455,000                  491,464

   5.50%, 9/15/2006 (Insured; MBIA)                                                             455,000                  491,609

Stamford:

   6.625%, 3/15/2004                                                                          1,620,000                1,766,545

   6.625%, 3/15/2004 (Escrowed to Maturity)                                                   1,130,000                1,230,559

University of Connecticut
   5.75%, 3/1/2013 (Insured; FGIC)                                                            1,850,000                2,074,923

Wallingford:

   5.40%, 6/15/2003                                                                             400,000                  417,760

   5.30%, 6/1/2004                                                                              500,000                  528,675

Waterbury 5%, 4/15/2003 (Insured; FGIC)                                                       2,060,000                2,116,053

Westport:

   5.10%, 6/15/2003                                                                             500,000                  519,590

   5.20%, 6/15/2004                                                                             500,000                  529,960

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--15.6%

Childrens Trust Fund, Puerto Rico
   Tobacco Settlement Revenue 5.20%, 7/1/2014                                                 4,000,000                4,182,040

Commonwealth of Puerto Rico:

   5.30%, 7/1/2004 (Insured; MBIA)                                                            1,000,000                1,059,090

   5.25%, 7/1/2014 (Insured; MBIA)                                                            1,000,000                1,087,230

   Public Improvement 5.25%, 7/1/2012 (Insured; FSA)                                          2,600,000                2,848,768

Puerto Rico Electric and Power Authority, Power Revenue

   6.125%, 7/1/2009 (Insured; MBIA)                                                           4,000,000                4,611,920

Virgin Islands:

   7.75%, 10/1/2006                                                                           1,070,000                1,111,377

   Subordinate Tax (Insurance Claims Fund Program

      General Obligation Matching Fund) 5.65%, 10/1/2003                                      1,625,000                1,656,720

Virgin Islands Public Finance Authority,

  Revenue, Matching Fund Loan Notes:

      6.90%, 10/1/2001                                                                        2,000,000                2,038,320

      5.50%, 10/1/2008                                                                        1,500,000                1,560,225

Virgin Islands Public Finance Authority, Revenue, Gross Receipts

   Taxes Loan Notes 5.625%, 10/1/2010                                                         1,000,000                1,056,500
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $128,583,973)                                                                            99.1%              134,401,634

CASH AND RECEIVABLES (NET)                                                                          .9%                1,168,970

NET ASSETS                                                                                       100.0%              135,570,604


Summary of Abbreviations

AMBAC           American Municipal Bond

                    Assurance Corporation

FGIC            Financial Guaranty Insurance Company

FSA             Financial Security Assurance

MBIA            Municipal Bond Investors

                    Assurance Insurance

                    Corporation

MFHR            Multi-Family Housing Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              38.3

AA                               Aa                              AA                                               28.3

A                                A                               A                                                10.1

BBB                              Baa                             BBB                                              14.8

F1+, F-1                         MIG1, VMIG1 & P1                SP1, A1                                           5.0

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                     3.5

                                                                                                                 100.0

(A) INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE PERIODICALLY.

(B)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31, 2001, THIS SECURITY
AMOUNTED TO $1,879,950 OR 1.4% OF NET ASSETS.

(C)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2001

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           128,583,973   134,401,634

Interest receivable                                                   1,982,635

Prepaid expenses                                                          2,132

                                                                    136,386,401
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            78,252

Cash overdraft due to Custodian                                         671,997

Accrued expenses                                                         65,548

                                                                        815,797
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      135,570,604
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     131,437,206

Accumulated undistributed investment income--net                         16,540

Accumulated net realized gain (loss) on investments                  (1,700,803)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                              5,817,661
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      135,570,604
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 9,784,058

NET ASSET VALUE, offering and redemption price per share-Note 3(d) ($)    13.86

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended March 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,694,257

EXPENSES:

Management fee--Note 3(a)                                              764,291

Shareholder servicing costs--Note 3(b)                                 157,166

Professional fees                                                       35,383

Trustees' fees and expenses--Note 3(c)                                  20,296

Custodian fees                                                          16,078

Prospectus and shareholders' reports                                    13,020

Registration fees                                                        8,871

Loan commitment fees--Note 2                                             1,240

Miscellaneous                                                           18,192

TOTAL EXPENSES                                                       1,034,537

Less--reduction in management fee due to undertaking--Note 3(a)        (26,924)

NET EXPENSES                                                         1,007,613

INVESTMENT INCOME--NET                                               5,686,644
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                549,870

Net unrealized appreciation (depreciation) on investments            4,031,293

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               4,581,163

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                10,267,807

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended March 31,
                                             -----------------------------------

                                                     2001              2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,686,644         5,816,665

Net realized gain (loss) on investments           549,870          (834,765)

Net unrealized appreciation (depreciation)
   on investments                               4,031,293        (5,356,159)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   10,267,807          (374,259)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (5,670,104)       (5,816,665)

Net realized gain on investments                  (20,344)             --

TOTAL DIVIDENDS                                (5,690,448)       (5,816,665)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  20,924,897        25,831,459

Dividends reinvested                            4,351,736         4,556,685

Cost of shares redeemed                       (19,985,214)      (40,456,606)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             5,291,419       (10,068,462)

TOTAL INCREASE (DECREASE) IN NET ASSETS         9,868,778       (16,259,386)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           125,701,826       141,961,212

END OF PERIOD                                 135,570,604       125,701,826

Undistributed investment income--net               16,540               --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,539,025        1,903,739

Shares issued for dividends reinvested            320,975          337,472

Shares redeemed                                (1,479,650)      (2,999,430)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     380,350         (758,219)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                   Year Ended March 31,
                                                                 -------------------------------------------------------------

                                                                 2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.37        13.97        13.87        13.33        13.35

Investment Operations:

Investment income--net                                            .60          .58         .58           .60          .59

Net realized and unrealized
   gain (loss) on investments                                     .49         (.60)        .10           .54         (.01)

Total from Investment Operations                                 1.09         (.02)        .68          1.14          .58

Distributions:

Dividends from investment income--net                            (.60)        (.58)       (.58)         (.60)        (.60)

Dividends from net realized
   gain on investments                                           (.00)(a)       --          --            --            --

Total Distributions                                              (.60)        (.58)       (.58)         (.60)        (.60)

Net asset value, end of period                                  13.86        13.37       13.97         13.87        13.33
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 8.31         (.10)       4.96          8.65         4.38
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .79          .79         .80           .78          .78

Ratio of net investment income
   to average net assets                                         4.46         4.29        4.13          4.34         4.42

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .02          .03         .06           .06          .06

Portfolio Turnover Rate                                         34.90        13.33       12.71          6.90        29.56
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         135,571      125,702     141,961       132,282      129,464

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Connecticut Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Connecticut income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are pri marily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled  a  month  or  more after the trade date. Under the terms of the custody agreement,  the  fund  receives  net  earnings  credits  based on available cash
balances    left    on    deposit.

In November 2000 the American Institute of Certified Public Accountants (" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment will be to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $1,705,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2001. If not applied, $1,385,000 of the carryover expires in fiscal 2004, $43,000 expires in fiscal 2008 and $277,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2001, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from April 1, 2000 through March 31, 2001 to reduce the management fee paid by the fund, to the extent that the fund' s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $26,924 during the period ended March 31, 2001.

(B) Under the fund' s Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2001, the fund was charged $86,191 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2001, the fund was charged $46,974 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective August 2, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Prior to August 2, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $1,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through use of the fund exchange privilege. Prior to June 1, 2000, this fee was chargeable within fifteen days following the date of issuance. During the period ended March 31, 2001, redemption fees charged and retained by the fund amounted to $32.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2001, amounted to $51,605,616 and $43,475,995, respectively.

At March 31, 2001, accumulated net unrealized appreciation on investments was $5,817,661, consisting of $5,879,991 gross unrealized appreciation and $62,330 gross unrealized depreciation.

At March 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Connecticut Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Connecticut Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Connecticut Intermediate Municipal Bond Fund at March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

May 3, 2001

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 2001 as " exempt-interest dividends" (not generally subject to regular Federal and, for individuals who are Connecticut residents, Connecticut personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.


NOTES

                                                           For More Information

                        Dreyfus Connecticut

                        Intermediate Municipal

                        Bond Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

The Bank of New York

100 Church Street

New York, NY 10286

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  914AR0301